Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Ka Kin Chui, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Sound Worldwide Holdings, Inc.’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sound Worldwide Holdings, Inc.

Date: February 12, 2010	By:	/s/ Tony Ka Kin Chui
	Name:	Tony Ka Kin Chui
	Title:	Chief Executive & Financial Officer